UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 20, 2006
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                          07470
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000
















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



ITEM 8.01.   OTHER EVENTS

On December 20, 2006, Building Materials Corporation of America (the "Company") issued a press release disclosing that it has commenced a tender offer to purchase all the outstanding shares of common stock of ElkCorp, par value $1.00 per share, at a price of $40.00 per share. The tender offer is scheduled to expire at 5:00 p.m., New York City time, on January 23, 2007. The Company filed materials related to its tender offer on December 20, 2006 with the Securities and Exchange Commission.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

2 Offer to Purchase dated December 20, 2006, which is incorporated by reference to the Company's Schedule TO filed with the Securities and Exchange Commission on December 20, 2006.

99.1 News release issued December 20, 2006 regarding commencement of tender offer.

















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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: December 20, 2006            By: /s/ John F. Rebele
                                        ------------------------------------
                                        Name: John F. Rebele
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Chief Administrative Officer














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



                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

     2 Offer to Purchase dated December 20, 2006, which is incorporated by reference to the Company's Schedule TO filed with the Securities and Exchange Commission on December 20, 2006.


     99.1 News release issued December 20, 2006 regarding commencement of tender offer.











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